Exhibit 10.5

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF OPTION GRANT

You have been granted the following option to purchase Common Shares of Theravance Biopharma, Inc. (the “Company”):

Name of Optionee:	«First» «Last»

ID Number:	«ID»

Total Number of Shares:	«Shares»

Type of Option:	Nonstatutory Option

Grant Number:	«Number»

Exercise Price Per Share:	«Price»

Date of Grant:	«Grant_Date»

Vesting Schedule:

This option shall vest and become exercisable with respect to the first 25% of the Common Shares subject to this option when you complete 12 months of continuous service as an Employee or Consultant (“Service”) following the Date of Grant. This option shall vest and become exercisable with respect to an additional 1/48th of the Common Shares subject to this option when you complete each month of continuous Service thereafter.  The option shall be fully vested and exercisable on the 4-year anniversary of the Date of Grant provided you have remained in continuous Service through such date.

Expiration Date:

«Expiration_Date». This option expires earlier if your Service terminates earlier, as described in the Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Option Agreement, which is attached to and made a part of this document, and the 2013 Equity Incentive Plan (the “Plan”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Option Grant, this Option Agreement (the “Agreement”) and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Notice of Option Grant at the exercise price indicated in the Notice of Option Grant.

Tax Treatment	This option is intended to be a nonstatutory option, as provided in the Notice of Option Grant.

Vesting	This option vests and becomes exercisable as shown in the Notice of Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and this option is not assumed or replaced with a new award as set forth in Section 10.1 of the Plan.  In addition, this option shall vest and become exercisable in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means the termination of your Service by reason of:

(a) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)          your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii).  Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional shares will vest or become exercisable after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Option Grant.  (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service.  The Company determines when your Service terminates for all purposes of this option.

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Regular Termination

If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

Death/Disability

If your Service terminates because of your death or due to your total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Parent, Subsidiary or Affiliate employing you) in writing.  But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.  If you and the Company (or Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which this option vests, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form.  Your notice must specify how many shares you wish to purchase.  Your notice must also specify how your shares should be registered.  The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

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In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing.  To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

• Your personal check, a cashier’s check, a money order or by wire transfer.

•                       Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes.  (The balance of the sale proceeds, if any, will be delivered to you.)  The directions must be given in accordance with the instructions of the Company and the broker.  This exercise method is sometimes called a “same-day sale.”

•                       With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes.  The directions must be given in accordance with the instructions of the Company and the broker or lender.

•                       With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), Common Shares that you own, along with any forms needed to effect a transfer of those shares to the Company.  The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price.  Instead of surrendering Common Shares, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you.

•                       With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), by having the Company withhold Common Shares that would otherwise be issued on exercise of the option.  The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise.”

Withholding	You will not be allowed to exercise this option unless you make

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Taxes and Share Withholding

arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of the option exercise (“Tax Withholding Obligations”).  These arrangements include payment in cash or via the same-day sale method described above.  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), these arrangements may also include withholding shares that otherwise would be issued to you when you exercise this option.  The value of these shares, determined as of the effective date of the option exercise, will be applied to the Tax Withholding Obligations.

Automatic Exercise at End of Option Term

This option, to the extent then outstanding, will be automatically exercised as to all then-vested Shares at 9:00 am Pacific Time on the fourth trading day preceding the expiration date set forth in the Notice of Option Grant if the per share exercise price of the option is at least 1% below the Fair Market Value of a Common Share at such time.

In the event of an automatic exercise, you authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon exercise of the option necessary to generate cash proceeds to cover the exercise price for the exercised shares and the Tax Withholding Obligations in connection with such exercise (the “Exercise Costs”).  Such sales shall be effected at a market price following the date that the option is exercised.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Exercise Costs.  To the extent the proceeds from such sale are insufficient to cover the Exercise Costs, the Company (or Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Exercise Costs from your wages or other cash compensation paid to you by the Company (or Parent, Subsidiary or Affiliate employing you) and/or (b) satisfy the Exercise Costs by means of a net-exercise arrangement, provided that in the case of the Tax Withholding Obligations the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount.  The fair market value of the withheld shares, determined as of the date of exercise, will be applied against the Exercise Costs.  If the Company satisfies the Exercise Costs by means of a net-exercise arrangement as described above, you are deemed to have been issued the full number of shares subject to the option so exercised.

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”).  This 10b5-1 Plan is adopted to be effective as of the first day of the Company’s first open

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trading window following the date on which shares subject to this option first become vested.  This 10b5-1 Plan is being adopted to permit you to sell a number of shares issued upon exercise of the option sufficient to pay the Exercise Costs.  You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Common Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price.  You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options or restricted share unit awards and your proceeds will be based on a blended price for all such sales.  You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale.  You acknowledge that it may not be possible to sell Common Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan.  You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option.  You cannot transfer or assign this option.  For instance, you may not sell this option or use it as security for a loan.  If you attempt to do any of these things, this option will immediately become invalid.  You may, however, dispose of this option in your will or a beneficiary designation.  A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

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No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until this option has been exercised by giving the required notice to the Company, paying the exercise price, satisfying any Tax Withholding Obligations and being registered on the register of members of the Company.  No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments

In the event of a share split, a share dividend or a similar change in the Common Shares, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then this option will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.  A copy of the Plan is available on the Company’s intranet or by request to the Finance Department.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Option Grant, and the Plan constitute the entire understanding between you and the Company regarding this option.  Any prior agreements, commitments or negotiations concerning this option are superseded.  This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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[Director Initial and Annual Grants]

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF OPTION GRANT

You have been granted the following option to purchase Common Shares of Theravance Biopharma, Inc. (the “Company”):

Name of Optionee:	«First» «Last»

ID Number:	«ID»

Total Number of Shares:	«Shares»

Type of Option:	Nonstatutory Option

Grant Number:	«Number»

Exercise Price Per Share:	«Price»

Date of Grant:	«Grant_Date»

Vesting Schedule:

[Initial Grant: This option shall vest and become exercisable as to 1/24th of the Common Shares subject to this option when you complete each month of continuous service as an Outside Director (“Service”) following the Date of Grant.] [Annual Grant: This option shall vest and become exercisable as to 1/12th of the Common Shares subject to this option when you complete each month of continuous service as an Outside Director (“Service”) following the Date of Grant. In addition, this option shall vest and become exercisable in full on the date of the Company’s 20     Annual Meeting of Shareholders, provided you remain in continuous Service through such date.]

Expiration Date:

«Expiration_Date». This option expires earlier if your Service terminates earlier, as described in the Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Option Agreement, which is attached to and made a part of this document, and the 2013 Equity Incentive Plan (the “Plan”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Option Grant, this Option Agreement (the “Agreement”) and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Notice of Option Grant at the exercise price indicated in the Notice of Option Grant.

Tax Treatment	This option is intended to be a nonstatutory option, as provided in the Notice of Option Grant.

Vesting

This option vests and becomes exercisable as shown in the Notice of Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates or upon your death.

For purposes of this Agreement, “Service” means your service as an Outside Director.

This option will in no event become exercisable for additional shares after your Service has terminated for any reason except as set forth above.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Option Grant. (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire immediately to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service. The Company determines when your Service terminates for all purposes of this option.

If your Service terminates for any reason except a termination for Cause, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 36 months after your termination date. If your Service terminates for Cause, then this option will expire on your termination date.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

•      Your personal check, a cashier’s check, a money order or by wire transfer.

•      Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

•      With the Company’s consent (which may be granted by the Board of Directors or the Compensation Committee of the Board of Directors), Common Shares that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering

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Common Shares, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you.

•      With the Company’s consent (which may be granted by the Board of Directors or the Compensation Committee of the Board of Directors), by having the Company withhold Common Shares that would otherwise be issued on exercise of the option. The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise.”

Withholding Taxes and Share Withholding

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the option exercise (“Tax Withholding Obligations”). These arrangements include payment in cash or via the same-day sale method described above. With the Company’s consent (which may be granted by the Board of Directors or the Compensation Committee of the Board of Directors), these arrangements may also include withholding shares that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the Tax Withholding Obligations.

Automatic Exercise at End of Option Term

This option, to the extent then outstanding, will be automatically exercised as to all then-vested Shares at 9:00 a.m. San Francisco, CA Time on the fourth trading day preceding the expiration date set forth in the Notice of Option Grant if the per share exercise price of the option is at least 1% below the Fair Market Value of a Common Share at such time.

In the event of an automatic exercise, you authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon exercise of the option necessary to generate cash proceeds to cover the exercise price for the exercised shares and the Tax Withholding Obligations, if any, in connection with such exercise (the “Exercise Costs”). Such sales shall be effected at a market price following the date that the option is exercised.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Exercise Costs. To the extent the proceeds from such sale are insufficient to cover the Exercise Costs, the Company may in its discretion (a) withhold the balance of the Exercise Costs from the cash compensation paid to you by the Company and/or (b) satisfy the Exercise Costs by means of a net-exercise arrangement, provided that in the case of the Tax Withholding Obligations the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of the withheld shares, determined as of the date of exercise, will be applied against the Exercise

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Costs. If the Company satisfies the Exercise Costs by means of a net-exercise arrangement as described above, you are deemed to have been issued the full number of shares subject to the option so exercised.

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first day of the Company’s first open trading window following the date on which shares subject to this option first become vested. This 10b5-1 Plan is being adopted to permit you to sell a number of shares issued upon exercise of the option sufficient to pay the Exercise Costs. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Common Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other individuals providing service to the Company pursuant to sales of shares vesting under Company options or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. You acknowledge that it may not be possible to sell Common Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of	Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or

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Option

use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation. A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or its shareholders to remove you from the Board of Directors at any time in accordance with the provisions of applicable law.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until this option has been exercised by giving the required notice to the Company, paying the exercise price, satisfying any Tax Withholding Obligations and being registered on the register of members of the Company. No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments

In the event of a share split, a share dividend or a similar change in the Common Shares, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then this option will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Option Grant, and the Plan constitute the

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entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

You have been granted the number of restricted share units indicated below by Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name:                                                                                                           «Name»

Restricted Share Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Share Units:	«TotalShares»

Each restricted share unit (the “restricted share unit”) represents the right to receive one Common Share of the Company subject to the terms and conditions contained in the Restricted Share Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The restricted share units will vest as follows:  25% on <<InitialVestDate>>; 6.25% on <<SecondVestDate>>; and an additional 6.25% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through each such date.

You and the Company agree that your right to receive the restricted share units is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and of the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.  In connection with your receipt of the restricted share units, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE UNIT AGREEMENT

Grant of Units

Subject to all of the terms and conditions set forth in the Notice of Restricted Share Unit Award, this Restricted Share Unit Agreement (the “Agreement”) and the Plan, the Company has granted to you the number of restricted share units set forth in the Notice of Restricted Share Unit Award.

Payment for Units	No payment is required for the restricted share units you are receiving.

Nature of Units

Your restricted share units are bookkeeping entries.  They represent only the Company’s unfunded and unsecured promise to issue Common Shares on a future date.  As a holder of restricted share units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted share units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one Common Share for each vested restricted share unit.

Vesting	The restricted share units that you are receiving will vest as shown in the Notice of Restricted Share Unit Award.

In addition, the restricted share units will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and the restricted share units are not assumed or replaced with a new award as set forth in Section 10.1 of the Plan.  In addition, the restricted share units shall vest in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means a termination of your Service by reason of:

(a) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)           your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute, provided that in either case a “separation from service” (as defined in the regulations under Code Section 409A) occurs.  In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii).  Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional restricted share units vest after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder.  It is intended that vesting in the restricted share units is commensurate with a full-time work schedule.  For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and

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Part-Time Work.”

Forfeiture

If your Service terminates for any reason, then your restricted share units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Share Unit Award will be forfeited.  This means that the restricted share units will revert to the Company.  You receive no payment for restricted share units that are forfeited.  The Company determines when your Service terminates for all purposes of your restricted share units.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing.  If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began.  Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the restricted share units vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

No Common Shares shall be issued to you prior to the date on which the restricted share units vest.  After any restricted share units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, in the register of members of the Company, the number of Common Shares representing your vested restricted share units.  No fractional shares shall be issued.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted share units is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administrated and interpreted in a manner that complies with such exemption.

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Notwithstanding the foregoing, to the extent it is determined that settlement of these restricted share units is not exempt from Code Section 409A as a short-term deferral or otherwise and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A, at the time of your “separation from service,” as defined in those regulations, then any restricted share units that otherwise would have been settled during the first six months following your separation from service will instead be settled on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from service.

No Shareholder Rights

The restricted share units do not entitle you to any of the rights of a shareholder of Common Shares.  Upon settlement of the restricted share units into Common Shares, you will obtain full voting and other rights as a shareholder of the Company.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted share units or rights under this Agreement other than by will or by the laws of descent and distribution.  Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted share units upon your death. A beneficiary designation must be filed with the Company on the proper form.

Withholding Taxes

No shares will be distributed to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of the vesting and/or settlement of this award (“Tax Withholding Obligations”).  Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Withholding Obligations.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be issued upon the vesting of your restricted share units or a lesser number necessary to meet the Tax Withholding Obligations.  Such sales shall be effected at a market price following the date that the restricted share units vest (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Tax Withholding Obligations.  To the extent the proceeds from such sale are insufficient to cover the Tax Withholding Obligations, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the

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Tax Withholding Obligations from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in Common Shares, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount.  The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the Tax Withholding Obligations.  If the Company satisfies the Tax Withholding Obligations by withholding a number of Common Shares as described above, you are deemed to have been issued the full number of shares subject to the award of restricted share units.

Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”).  This 10b5-1 Plan is adopted to be effective as of the first date on which the restricted share units vest.  This 10b5-1 Plan is being adopted to permit you to sell a number of shares awarded upon the vesting of restricted share units sufficient to pay the Tax Withholding Obligations that become due as a result of this award or the vesting of the restricted share units or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted share unit award, to permit you to sell all of the vested restricted share units.  You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Common Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options, restricted share awards or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.  You acknowledge that it may not be possible to sell Common Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if

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applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan.  You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any Common Shares you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a share split, a share dividend or a similar change in the Common Shares, the number of restricted share units may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation or certain change in control transactions, then this award will be subject to the applicable provisions of Article XI of the Plan, provided that any action taken must either (a) preserve the exemption of your restricted share units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Restricted Share Unit Award, and the Plan constitute the entire understanding between you and the Company

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regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE UNIT AWARD, YOU AGREE TO
ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED SHARE AWARD

You have been granted restricted shares of the Common Shares of Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name of Recipient:                                                                                                                                     «Name»

Total Number of Shares Granted:                                                          «TotalShares»

Date of Grant:                                                                                                                                                                «DateGrant»

Vesting Schedule:

Vesting of the shares is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The shares will vest as follows:  25% on <<InitialVestDate>>; 6.25% on <<SecondVestDate>>; and an additional 6.25% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through such date.

You and the Company agree that these shares are granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and of the Restricted Share Agreement (the “Agreement”) that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.  In connection with your receipt of these shares, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE AGREEMENT

Payment for Shares

The shares have been awarded to you in consideration of your past service to the Company and no payment is required for the shares that you are receiving, except for satisfying any withholding taxes that may be due as a result of the grant of this award or the vesting or transfer of the shares.

Transfer

On the terms and conditions set forth in the Notice of Restricted Share Award, this Restricted Share Agreement (the “Agreement”) and the Plan, the Company agrees to issue to you the number of shares of its Common Shares set forth in the Notice of Restricted Share Award.

Vesting	The shares will vest as shown in the Notice of Restricted Share Award.

In addition, the shares will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and the shares are not assumed or replaced with a new award as set forth in Section 10.1 of the Plan.  In addition, the shares shall vest in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means a termination of your Service by reason of:

(a) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)                your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute.  In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii).  Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional shares vest after your Service has terminated for any reason, except as set forth in the Notice of Restricted Share Award, in this Agreement or, to the extent you are eligible for benefits thereunder, the Severance Plan.

It is intended that vesting in the shares is commensurate with a full-time work schedule.  For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Shares Restricted	Unvested shares will be considered “Restricted Shares.”

You may not sell, transfer, pledge or otherwise dispose of any Restricted Shares without the written consent of the Company, except as provided in the next sentence.  You may transfer Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren. However, a transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

Forfeiture

If your Service terminates for any reason, then your shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination.  This means that the Restricted Shares will revert to the Company.  You receive no payment for Restricted Shares that are forfeited. As a matter of Cayman Islands law, the “forfeiture” described in this Agreement shall take effect as a surrender of Restricted Shares by you and by accepting this award of Restricted Shares, you hereby agree that such Restricted Shares shall be surrendered by you for no consideration.  The Company determines when your Service terminates for all purposes of this award.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing.  If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began.  Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the shares vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

The Restricted Shares are issued in book-entry form, registered in your name in the register of members of the Company, and held in escrow at the Company’s designated brokerage pending the date on which shares vest.  After shares vest, the Company will release from escrow the number of Common Shares representing your vested shares, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be.

Voting Rights	You may vote your shares even before they vest.

Dividend Rights

Any cash dividends distributed with respect to Restricted Shares shall be subject to the same terms and conditions as apply to the Restricted Shares to which they relate and shall be paid to you (less all applicable withholding taxes) promptly upon vesting.

Withholding Taxes

No shares will be released to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of this award or the vesting of the shares (“Tax Withholding Obligations”).  Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Withholding Obligations.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Common Shares to be released to you upon the vesting of your Restricted Shares or a lesser number necessary to meet the Tax Withholding Obligations.  Such sales shall be effected at a market price following the date that the Restricted Shares vest.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Tax Withholding Obligations.  To the extent the proceeds from such sale are insufficient to cover the Tax Withholding Obligations, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Tax Withholding Obligations from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in Common Shares, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount.  The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the Tax Withholding Obligations.  If the Company satisfies the Tax Withholding Obligations by withholding a number of Common Shares as described above, you will be deemed to have received the full number of shares released from restrictions.

Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”).  This 10b5-1 Plan is adopted to be effective as of the first date on which Restricted Shares vest.  This 10b5-1 Plan is being adopted to permit you to sell a number of shares to be released to you upon the vesting of Restricted Shares sufficient to pay the Tax Withholding Obligations that become due as a result of this award or the vesting of the Restricted Shares or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted share award, to permit you to sell all of the vested Restricted Shares.  You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Common Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options, restricted share awards or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.  You acknowledge that it may not be possible to sell Common Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan.  You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption or administration of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any shares at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity.  The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Additional or Exchanged Securities and Property

In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a share split, the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a recapitalization or a similar transaction affecting the Company’s outstanding Common Shares, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares, shall be subject to the same terms and conditions (including, without limitation, vesting and forfeiture) as are applicable to the Restricted Shares under this Agreement and the Plan.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

Recoupment Policy	The shares issued pursuant to this award shall be subject to any Company recoupment policy in effect from time to time.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then the Restricted Shares will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to their choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.  A copy of the Plan is available on the Company’s intranet or by request to the Finance Department.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Restricted Share Award and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE AWARD, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.